FORM 8-K

           SECURITIES AND EXCHANGE COMMISSION
                  Washington D.C. 20549

                     CURRENT REPORT
            Pursuant to Rule 13 or 15d-16 of
           the Securities Exchange Act of 1934

For the Coupon Period ending April 19, 2000

     Westpac Securitisation Management Pty Limited,
            in its capacity as trust manager
             of the Series 1998-1G WST Trust
     (Translation of registrant's name into English)



      New South Wales           333-64199     98-0181944
      ----------------------    ---------     ----------
      State of Incorporation    Commission    IRS Employer
                                File Number   Ident. No.


 Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
        (Address of principal executive offices)

      Registrant's telephone number

      +612 9226 3212




NOTEHOLDERS REPORT - SERIES
     1998-1G WST TRUST

Date of Report -                13-Apr-00
Determination Date

Housing Loan Collection         10-Jan-00        to      09-Apr-
Period                                                     00
                               (inclusive)               (incl)

Days in Collection Period          91

Coupon Period                   19-Jan-00        to      19-Apr-
                                                           00
                               (inclusive)               (excl)

Days in Coupon Period              91

3 month BBSW at beginning of     5.7067%    3 Month USD- 6.03625%
coupon period                               LIBOR

Foreign Exchange Rate         0.62354525564

Available Income                 24,730,184
Total Available Funds            24,730,184
Accrued Interest Adjustment               0
Redraws Made This Period         25,814,978
Redraw Shortfall                          0
Redraw Facility Draw                      0
RFS Issued This Period                    0
Trust Expenses                    1,000,793
Total Payments                   22,007,635
Payment Shortfall                         0
Principal Draw This Period                0
Total Principal Draws                     0
Outstanding
Gross Principal Collections     130,114,617
Principal Collections           104,299,638
Excess Available Income           2,722,548
Excess Collections                2,722,548
Distribution
Liquidity Shortfall                       0
Liquidity Net Draw /                      0
(Repayment) this period
Remaining Liquidity                       0
Shortfall
Liquidation Loss                          0
Principal Charge Offs                     0
Prepayment Benefit Shortfall         59,898
Average Daily Balance for     1,348,094,707
Qtr
Subordinated Percentage             3.6114%
Initial Subrdinated                 2.3000%
Percentage
Average Quarterly Percentage        0.3921%

    Reuters Information      Principal/100,  Coupon/100,
                            000             000
           Class A      0.00     4,737.7828    959.1963
           Class B      0.00         0.0000  1,592.8160
Stated Amount - AUD            Percentage      Forex    Chargeof C/over
Equivalent                                   Percentage    fs    ChgeOf
                                                                   fs
                     Class A      96.38855%     1.00000
            1,248,244,327.95
  Class B      51,800,570.54       3.61145%
          RFS           0.00                    0.00000
                       TOTAL     100.00000%  100.00000%
            1,300,044,898.49
Stated Amount - USD                         Bond Factor
 Class A      778,336,828.57                  0.5670116     0.00   0.00
  Class B      32,300,000.00                  1.0000000     0.00   0.00
          RFS           0.00                                0.00   0.00
                       TOTAL                  0.5769657     0.00   0.00
              810,636,828.57




                                       $A
Scheduled principal
                                        10,727,579
Unscheduled principal
                                        93,572,060
Principal Collections
                                       104,299,638
                                     -------------

Fixed Interest Rate Housing Loan       231,875,793

Variable Rate Housing Loans          1,068,169,106
                                     -------------
                                     1,300,044,898




DELINQUENCY
STATISTICS
Collection Period Ended 09-April-2000:

             Number    Current                % by       % by
              of       Balance    Instalment Number    Balance
             Loans   Outstanding  Amount $A
                         $A
Current                                        90.13%    89.90%
             12,787 1,168,759,585 10,011,838
1-29 Days                                       8.77%     8.94%
              1,244   116,280,267   994,929
30-59 Days                                      0.74%     0.75%
                105     9,722,619    71,729
60-89 Days                                      0.17%     0.20%
                 24     2,638,054    19,228
90-119                                          0.06%     0.09%
Days              9     1,110,625     8,168
120-149                                         0.06%     0.05%
Days              8       673,141     6,088
150-179                                         0.02%     0.02%
Days              3       198,866     1,769
180+ Days                                       0.05%     0.05%
                  7       661,743     6,033

Total        14,187 1,300,044,900  11,119,782   100%       100%


                       SIGNATURES

   Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series 1998-1G WST Trust, by the undersigned, thereunto duly authorized.

            Westpac Securitisation Management Pty Limited, as Trust Manager for the Series 1998-1G WST Trust,
                                              (Registrant)


Dated: May 2, 2000                 By:  /s/Lewis E. Love Jr

                              Name:    Lewis E. Love Jr

                              Title:   Director & Secretary